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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


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                           FORM 8-K/A

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 27, 1995


          Harman International Industries, Incorporated
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     (Exact name of registrant as specified in its charter)


                            Delaware
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         (State or other jurisdiction of incorporation)


        1-9764                                11-2534306
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(Commission File Number)          (IRS Employer Identification No.)


1101 Pennsylvania Avenue, N.W., Suite 1010, Washington, D.C.  20004
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (202) 393-1101
                                                   ----------------

                         Not Applicable
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  (Former name or former address, if changed since last report)

The total number of sequentially numbered pages is 28.
The Exhibit Index appears on page 5.

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Item 2.  Acquisition or Disposition of Assets

     On February 27, 1995, Harman International Industries,
Incorporated ("Harman") completed its acquisition of 100 percent of the outstanding shares of Becker GmbH ("Becker") with satisfaction of all conditions remaining after the execution of the share purchase agreement (the "Agreement") dated February 16, 1995 between Harman, Roland Becker and Becker Holding S.A. Becker is a leading German manufacturer of automotive OEM and consumer automotive aftermarket electronics.

Under the terms of the Agreement, Harman paid 9.0 million Deutschmarks (approximately $6.0 million) and 400,000 shares of Harman common stock in consideration for all of the issued and outstanding stock of Becker GmbH, Becker Holding GmbH and Becker Service und Verwaltungs-GmbH and forgiveness of certain obligations of Becker due to the selling parties and affiliates. Harman assumed post-acquisition indebtedness of Becker of 86.0 million Deutschmarks (approximately $57.7 million). Harman funded its acquisition of Becker utilizing its revolving credit facility.

Becker, founded in 1945 by Max Egon Becker, is headquartered in Karlsbad, Germany, and has subsidiary operations in South Africa and the United States. Becker manufactures and markets automotive OEM radios and other automotive OEM electronics as well as automotive aftermarket radios. Becker's principal automotive OEM customer is Mercedes. Principal manufacturing facilities are located in Karlsbad, Germany and Woerth-Schaidt, Germany. Harman currently intends to continue to use Becker's facilities for the same purposes as they were previously used.




Item 7.  Financial Statements and Exhibits

     The financial statements required by Items 7 (a) and (b) are filed as part of this Current Report on Form 8-K/A and are hereby incorporated by reference. Pro forma combined results of operations for Becker and Harman are provided for the twelve month period ending June 30, 1994 and the six month period ending December 31, 1994. Pro forma balance sheet data is provided as of December 31, 1994.







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Item 7.  Financial Statements and Exhibits (continued)


Exhibit        Description

1.1            Audited Combined Financial Statements of Becker
               Holding GmbH and Becker GmbH and their subsidiaries for the year ended December 31, 1994.

1.2 Pro forma combined results of operations for the fiscal year ended June 30, 1994 to give effect to the Becker acquisition as though it occurred on July 1, 1993, and

               Pro forma combined results of operations for the six months ended December 31, 1994 to give effect to the Becker acquisition as though it occurred on July 1, 1994, and

               Pro forma combined balance sheet as of December 31, 1994 giving effect to the Becker acquisition as though it occurred on that date.

23.1           Consent of Independent Auditors



























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                           Signatures
                           ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HARMAN INTERNATIONAL
                                   INDUSTRIES, INCORPORATED



                                   By:  /s/ Sandra B. Robinson
                                        _______________________
                                        Sandra B. Robinson
                                        Vice President - Financial
                                           Operations

Date:  May 8, 1995































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                          EXHIBIT INDEX
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Exhibit No.                  Description                     Page
- -----------                  -----------                     ----

   1.1         Audited Combined Financial Statements
               of Becker GmbH for the year ended
               December 31, 1994.                            6-19

   1.2 Pro forma combined results of operations for the Company and Becker for the fiscal year ended June 30, 1994 to give effect to the Becker acquisition as though it occurred on July 1, 1993, and


               Pro forma combined results of operations for the Company and Becker for the six months ended December 31, 1994 to give effect to the Becker acquisition as though it occurred on July 1, 1993, and

               Pro forma combined balance sheet as of
               December 31, 1994 giving effect to the
               Becker acquisition as though it
               occurred on that date.                        20-26

   23.1        Consent of Independent Auditors               27-28



















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